UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2018

Item 1. Reports to Stockholders.

Annual Report 7/31/2018

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Rochester® AMT-Free Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	5.24%	0.24%	0.99%
5-Year	6.98	5.94	3.76
10-Year	5.25	4.74	4.41

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester AMT-Free Municipal Fund once again generated high levels of tax-free income during the 12-month reporting period that ended July 31, 2018. The Class A shares provided a yield-driven, annual total return of 5.24% at net asset value (NAV) and a distribution yield of 3.73% at NAV. Additionally, the fund outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 425 basis points. Tax-free income comprised over 80% of this fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The first quarter-point increase of this reporting period was announced after the FOMC’s December 2017 meeting. The rate was also raised in March and June 2018. The Fed Funds target rate remained unchanged at its July meeting. The FOMC’s policy statement issued after that meeting repeatedly referred to the economy and labor markets as “strong” and signaled that subsequent rate rises will be needed to keep the economy steady. A majority of officials at the July meeting suggested at least two more rate increases this year.

The average distribution yield in Lipper’s General & Insured Municipal Debt Funds category was 2.96% at the end of this reporting period. At 3.73%, the distribution yield at NAV for this Fund’s Class A shares was 77 basis points higher than the category average.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.73%

Dividend Yield with sales charge	3.55

Standardized Yield	2.70

Taxable Equivalent Yield	4.29

Last distribution (7/24/18)	$0.022

Total distributions (8/1/17 to 7/31/18)	$0.287

Endnotes for this discussion begin on page 12 of this report.

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The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that it expects reductions to reach $50 billion a month by year-end 2018.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.41%, 66 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, though yields at the short end of the curve rose more than yields on securities with maturities of 10 years or longer. The rise in the Treasury curve was also greater at the short end of the curve. The Treasury curve continued to flatten during this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The muni yield curve remained relatively flat as of July 31, 2018; it was somewhat steeper at the outset of this reporting period than at the end. As a result of the changes in the two yield curves, as of end of July, 30-year AAA-rated munis were considered cheap to 30-year Treasuries.

On a nominal basis, Treasury yields were higher than the yields on AAA-rated munis with comparable maturities as of July 31, 2018. Nonetheless, a AAA-rated muni with a maturity of 10 years would provide more income on an after-tax basis than a 10-year Treasury security for U.S. taxpayers in all but the two lowest 2018 federal tax brackets. The yields on the 30-year Treasury and AAA-rated muni were virtually identical at the end of this reporting period, meaning that nearly every taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government, while municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated

4 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

securities typically outperform municipal securities with higher credit ratings.

The Commonwealth of Puerto Rico and the federal oversight board established by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) continued to generate headlines throughout this reporting period; additional information about the developments in Puerto Rico can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of this reporting period, some 10 months after Hurricane Maria, power was not fully restored across the Commonwealth. Despite the hurricane’s impact during the final quarter of 2017, Puerto Rico’s retail sales rose 10.7% in 2017, and bonds issued by the Commonwealth (in aggregate) have rallied during this reporting period.

PREPA, the Commonwealth’s energy utilities authority, remained a focal point during this reporting period. In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; in a decision favorable to bondholders, U.S. District Court Judge Laura Taylor Swain rejected the proposed loan. Investors will recall that PREPA failed to make its July 2017 debt payment and has made no debt-service payments since. Its cash on hand continues to be more than projected, according to officials in Puerto Rico.

In July 2018, a board shakeup ensued after Gov. Ricardo Rosselló Nevares appointed Rafael Diaz-Granados as PREPA’s new executive director, replacing Walter Higgins, who held the position for four months. Diaz-Granados quit after one day over a pay dispute, and four other board members also resigned in protest. Jose Ortiz, who had previously led PRASA, the Commonwealth’s aqueduct and sewer authority, returned to PREPA; he had been the board’s chairman from 2011 to 2013. Ortiz became the fifth person to lead PREPA since the hurricane hit.

Ortiz has expressed interest in selling some of PREPA’s power plants. The governor remains an advocate for privatization, a solution that typically requires assumption of debt. He has also said the federal government is not qualified to take over the utility and has asked Congress to provide PREPA with $30 billion for modernization efforts.

At the very end of this reporting period, the oversight board established under PROMESA, the government of Puerto Rico, and certain bondholders, including OppenheimerFunds, reached a new restructuring support agreement (RSA) for PREPA debt. The pact, which has not been finalized, comes 13 months after the oversight board voted against an RSA that had been reached in September 2015 and extended numerous times. Like the earlier RSA, the new agreement is designed to reduce PREPA’s debt burden and protect the best interests of Fund shareholders.

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As anticipated, Hurricane Maria had an adverse impact on sales and use tax (SUT) collections during fiscal year 2018, which ended June 30. At $2.52 billion for the fiscal year ended June 30, 2018, SUT collections were 1.2% lower than in the previous fiscal year. The ruling by the U.S. Supreme Court in

South Dakota vs. Wayfair requiring certain online retailers to collect taxes is expected to increase Puerto Rico’s sales tax collections by an estimated $40 million annually, according to Puerto Rico’s Treasury Department.

Prices on many bonds issued in Puerto Rico rose materially on news of an agreement between an agent of the Commonwealth of Puerto Rico and an agent of the COFINA bondholders. Negotiations are ongoing and many details need to be worked out, but a preliminary structure for a settlement was reached in mid-June 2018. Judge Swain has approved the segregating SUT collections into three separate pools, as stipulated in the agreement. Among other provisions, the agreement calls for bondholders to receive the $1.2 billion in unpaid debt service that the Bank of New York-Mellon, the COFINA trustee, has amassed. Very early in this reporting period, the Commonwealth said its deposits with the BoNY trustee had already satisfied its fiscal 2018 requirements related to the COFINA debt.

Puerto Rico did not make debt payments on its general obligation (G.O.) securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O.

debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

In June 2018, officials in the Commonwealth’s Treasury Department said that general fund revenues for the first 11 months of fiscal year 2018 were $78.9 million, or 1%, ahead of projections. Treasury officials also said then that they anticipate that revenues for the entire fiscal year will also exceed projections, but those figures had not been released as of July 31, 2018.

On the last day of the reporting period, the government reported that Puerto Rico’s latest cash position had reached its highest level in at least a year: As of July 20, 2018, Puerto Rico had $3.23 billion in cash, topping the high point of fiscal 2018 by more than $100 million.

In other positive economic news, the employment level in June was higher than at any time since October 2013. At 9.3%, the unemployment rate remained high relative to the U.S. rate, but was nonetheless the lowest monthly rate since at least 1975, according to the U.S. Bureau of Labor Statistics; Puerto Rico’s Department of Labor and Human Resources, meanwhile, says the annual rate is the lowest since at least 1941.

During the reporting period, the oversight board, the Rosselló administration, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s

6 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

authority, with significant debate about the budget and fiscal plan proposals that have been drafted and repeatedly revised. While it intended to certify a plan by late March, the oversight board extended the deadline and said that the new plan must demonstrate “consistency with historical actual expenditures.”

In April, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion. Audited results for fiscal 2015 were released in the final months of this reporting period; audited results for fiscal years 2016 and 2017 have yet to be released.

Among the ongoing issues are debt-service obligations, pensions, Law 80 (the repeal of which would allow at-will employment), and Christmas bonuses for public sector employees.

In the latter half of this reporting period, the chairman of the U.S. House committee that oversees Puerto Rico sent the governor a letter that recommended the takeover of the Commonwealth’s government by the oversight board and an increased focus on bondholder concerns. The governor fired back, calling the chairman’s letter “truly disturbing in its reckless disregard for collaboration and cooperation.”

On June 30, 2018, the oversight board certified a budget for Puerto Rico, allocating $8.76 billion for the general fund and $20.7 billion for the consolidated budget. The next month, both the governor and legislative leaders filed lawsuits claiming that the oversight board was overstepping its authority. These suits followed the board’s rejection of the budget that the Legislature had passed. The oversight board cited the PROMESA provisions that allow it to impose its own budget if the government does not submit a compliant budget; government officials, meanwhile, argue that the board is trying to set public policy.

Clearly, the situation remains dynamic. All issuers can be affected positively or adversely by economic and fiscal conditions: were the economic situation in Puerto Rico to worsen, for example, then the performance of Rochester municipal funds that hold Puerto Rican debt, including this Fund, may be adversely affected. Our team continues to believe that the best interests of all stakeholders can be met through negotiated settlements that offer Puerto Rico a path forward, strengthen its economy and improve the quality of life of its residents while providing investors with an appropriate return.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 695 securities as of July 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

7 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 2.7 cents per share at the outset, was reduced several times over the reporting period, ending at 2.2 cents per share beginning with the June 2018 payout. In all, the Fund distributed 28.7 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Seven of the Fund’s 10 largest sectors were among the 10 strongest sectors this reporting period. The Fund’s performance this reporting period was primarily driven by its holdings of tobacco bonds. These high-yielding securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), were also the Fund’s largest sector as of July 31, 2018. The Fund’s third through eighth-largest sectors (hospital/healthcare, education, sales tax, highway/commuter facilities, sewer utilities, and higher education, respectively) were also ranked among the 10 best-performing sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. The sales tax revenue sector was the second strongest performer this reporting period. Debt-service payments on securities in this sector, almost all of which were issued in Puerto Rico, are paid using the issuing municipality’s sales tax revenue.

The bonds in the highway/commuter facilities sector, including four issued in Puerto Rico, are used to build and maintain roadways and highway amenities. This sector was the Fund’s fourth strongest contributor to performance this reporting period. The sewer utilities sector, which held four securities issued by PRASA (Puerto Rico’s aqueduct and sewer authority) was the sixth best performing sector as of July 31, 2018. Most of the securities in the hospital/healthcare sector, the Fund’s seventh strongest contributor to performance, are investment grade, though the Fund also invests across the credit spectrum in this sector. The higher education sector was the eighth strongest performer this reporting period; the investment-grade bonds we hold in this sector, three of which were invested in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Bonds in the education sector, the Fund’s ninth strongest performer this reporting period, primarily finance the infrastructure needs of a variety of charter schools around the state.

G.O.s, which constituted the Fund’s largest sector as of July 31, 2018, and securities held in the municipal lease sector were adversely affected by developments in Puerto Rico and detracted from the Fund’s total return during the reporting period. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Fund’s investments in securities issued in the Commonwealth of Puerto Rico are

8 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

exempt from federal, state, and local income taxes, and the Fund’s holdings as of July 31, 2018 included securities from many different sectors. Investors should note that some of this Fund’s investments in securities issued in Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Oppenheimer Municipal Fund Management Team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2018, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

In closing, we believe that the structure and sector composition of this Fund and the use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

Troy Willis has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Troy will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

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Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	10.1%
Tobacco Master Settlement Agreement	10.0
Hospital/Healthcare	8.0
Education	6.0
Sales Tax Revenue	5.9
Highways/Commuter Facilities	5.4
Sewer Utilities	5.2
Higher Education	5.1
Electric Utilities	4.9
Government Appropriation	4.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	3.2%	0.9%	4.1%
AA	26.5	0.0	26.5
A	25.5	0.0	25.5
BBB	13.4	5.2	18.6
BB or lower	13.8	11.5	25.3
Total	82.4%	17.6%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/18

	Without Sales Charge	With Sales Charge
Class A	3.73%	3.55%
Class C	3.06	N/A
Class Y	3.96	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/18

Class A	2.70%
Class C	2.08
Class Y	3.08

TAXABLE EQUIVALENT YIELDS

As of 7/31/18

Class A	4.29%
Class C	3.30
Class Y	4.89

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 7/31/18

Class A	2.69%
Class C	2.08
Class Y	3.08

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	5.24%	6.98%	5.25%	5.81%
Class C (OMFCX)	8/29/95	4.49	6.19	4.44	3.72
Class Y (OMFYX)	11/29/10	5.36	7.22	N/A	7.93

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	0.24%	5.94%	4.74%	5.68%
Class C (OMFCX)	8/29/95	3.49	6.19	4.44	3.72
Class Y (OMFYX)	11/29/10	5.36	7.22	N/A	7.93

11 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.022 for the 28-day accrual period ended July 24, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 24, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0179 and $0.0233, respectively, for the 28-day accrual period ended July 24, 2018 and on the corresponding net asset values on that date.

12 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended July 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s General & Insured Municipal Debt Funds category is based on 278 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal tax rate of 37.0%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on July 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

13 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During 6 Months Ended July 31, 2018
Class A	$ 1,000.00	$ 1,067.40	$ 5.29
Class C	1,000.00	1,064.00	9.20
Class Y	1,000.00	1,068.90	4.06

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.69	5.17
Class C	1,000.00	1,015.92	8.99
Class Y	1,000.00	1,020.88	3.97

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.03%
Class C	1.79
Class Y	0.79

16 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2018

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—108.2%
Alabama—5.4%
$20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[1]	5.500%		04/01/2041	$21,527,599
385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.125		12/01/2025	383,614
2,500,000	Birmingham-Jefferson, AL Civic Center Authority[1,2]	5.000		07/01/2048	2,811,400
200,000	Cooperative District, AL Fort Deposit[1]	6.000		02/01/2036	178,274
3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	6.750		02/01/2029	3,550,540
4,500,000	Homewood, AL Educational Building Authority (Samford University)[1]	5.000		12/01/2047	4,951,305
4,500,000	Jefferson County, AL GO1	5.000		09/15/2035	5,080,500
20,185,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2046	17,353,045
8,750,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	7,637,612
20,000,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	17,159,200
8,000,000	Jefferson County, AL Sewer[1]	6.000		10/01/2042	9,192,400
7,500,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	8,792,700
4,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	4,814,520
200,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250		08/01/2030	205,118
					103,637,827

Alaska—0.0%
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4,6]	5.875		12/01/2027	40,500
90,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2032	90,523
					131,023

Arizona—2.5%
500,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)[1]	5.000		07/01/2038	559,695
1,800,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)[1]	5.000		07/01/2048	1,996,614
2,125,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)[1]	5.000		07/01/2052	2,333,994
675,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000		07/01/2042	746,489
925,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000		07/01/2047	1,020,007
1,000,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000		07/01/2051	1,096,320
1,100,000	AZ IDA (Provident Group - Eastern Michigan University Parking)	5.000		05/01/2048	1,217,964
1,000,000	AZ IDA (Provident Group - Eastern Michigan University Parking)[1]	5.000		05/01/2051	1,100,350
364,000	Festival Ranch, AZ Community Facilities District[1]	5.750		07/01/2032	356,480
80,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000		07/01/2037	90,361
145,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000		07/01/2048	162,235
495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[5,6]	8.500		04/20/2041	341,550
175,000	Maricopa County, AZ School District No. 24 (Gila Bend)[1]	5.500		07/01/2022	175,171

17 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$288,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.300%		07/01/2030	$288,291
750,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000		01/01/2029	763,830
485,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250		07/01/2036	482,386
8,500,000	Phoenix, AZ IDA (Rowan University)[1]	5.250		06/01/2034	9,309,370
2,925,000	Pima County, AZ IDA (Arizona Charter School)[1]	5.375		07/01/2031	3,132,675
3,750,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500		07/01/2037	3,752,100
550,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000		06/15/2037	605,434
1,010,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000		12/15/2047	1,106,606
900,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500		09/01/2046	883,539
1,405,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125		07/01/2041	1,416,900
760,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000		06/01/2037	684,350
70,000	Rio Rico, AZ Fire District[1]	7.000		07/01/2030	79,283
930,000	Rio Rico, AZ Fire District[1]	7.000		07/01/2030	1,064,664
3,000,000	Salt Verde, AZ Financial Corp.[1]	5.000		12/01/2032	3,503,580
6,500,000	Salt Verde, AZ Financial Corp.[1]	5.000		12/01/2037	7,729,020
100,000	Salt Verde, AZ Financial Corp.[1]	5.500		12/01/2029	119,918
1,475,000	Tartesso West, AZ Community Facilities District[1]	5.900		07/15/2032	1,457,064
					47,576,240

Arkansas—0.1%
1,815,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4,6]	6.250		02/01/2038	1,324,950

California—11.4%
7,000,000	CA County Tobacco Securitization Agency	5.310	[7]	06/01/2046	1,168,160
6,000,000	CA County Tobacco Securitization Agency	6.647	[7]	06/01/2046	903,420
129,820,000	CA County Tobacco Securitization Agency	6.698	[7]	06/01/2050	13,207,887
5,000	CA County Tobacco Securitization Agency	7.230	[7]	06/01/2033	2,152
160,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700	[3]	06/01/2046	160,726
50,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	50,520
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	5,072,350
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	3,600,787
10,000,000	CA GO1	5.000		09/01/2032	11,662,300
8,770,000	CA GO1	5.000		08/01/2033	10,246,517
10,085,000	CA GO1	5.000		09/01/2037	11,679,338
5,000,000	CA GO1	5.000		09/01/2045	5,743,650
8,500,000	CA GO1	5.000		08/01/2046	9,746,355
170,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2029	195,061
10,000,000	CA Health Facilities Financing Authority (SHlth/ SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[1]	5.000		11/15/2046	11,355,100
10,000,000	CA Health Facilities Financing Authority (SJHS/ SJHCN/SJHE/SJHO Obligated Group)[1]	5.750		07/01/2039	10,391,600

18 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$3,350,000	CA M-S-R Energy Authority[1]	6.500%		11/01/2039	$4,740,150
10,000,000	CA M-S-R Energy Authority[1]	7.000		11/01/2034	14,184,800
250,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	271,600
335,000	CA Public Works[1]	6.625		11/01/2034	335,647
450,000	CA Public Works (Various Community Colleges)[1]	5.750		10/01/2030	473,049
1,000,000	CA School Finance Authority Charter School (Coastal Academy)[1]	5.000		10/01/2033	1,041,070
2,350,000	CA Statewide CDA (Orinda Wilder)[1]	5.000		09/01/2030	2,605,045
1,450,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2032	1,628,394
885,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2033	992,324
9,985,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875		02/15/2034	10,326,287
560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	591,326
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.996	[7]	06/01/2057	10,517,715
2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)[1]	6.000		09/01/2043	3,158,320
415,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.000	[3]	09/01/2025	437,547
375,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.100	[3]	09/01/2026	395,621
885,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.150	[3]	09/01/2027	933,604
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.200	[3]	09/01/2028	1,052,930
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.250	[3]	09/01/2029	526,240
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.300	[3]	09/01/2030	526,405
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.375	[3]	09/01/2032	1,051,950
2,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2037	2,577,180
180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	183,938
20,000,000	Los Angeles, CA Unified School District8	5.250		07/01/2042	23,883,600
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[1]	7.000		09/01/2031	1,436,200
2,930,000	Marysville, CA (Fremont-Rideout Health)[1]	5.000		01/01/2029	3,136,096
630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000		09/01/2037	631,903
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000		09/01/2037	1,253,775
1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2032	1,407,688
1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2033	1,684,920
850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2034	951,864

19 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,575,000	Paramount, CA Unified School District[1]	5.250%		08/01/2046	$3,013,394
1,755,000	Poway, CA Unified School District Public Financing Authority Special Tax[1,2]	5.000		09/01/2033	1,988,134
3,125,000	Poway, CA Unified School District Public Financing Authority Special Tax[1,2]	5.000		09/01/2034	3,527,344
10,000,000	San Francisco, CA City & County COP[8]	5.000		10/01/2033	10,641,054
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	282,118
350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	397,103
350,000	San Jose, CA Finance Authority (Convention Center)[1]	5.500		05/01/2031	384,153
2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	2,466,669
1,880,000	Santa Cruz, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2035	2,147,825
5,000,000	University of California[1]	5.000		05/15/2038	5,874,850
					218,845,755

Colorado—2.3%
550,000	BNC, CO Metropolitan District No. 1[1]	5.000		12/01/2037	612,386
3,505,000	CO Broomfield Village Metropolitan District No. 2	6.250		12/01/2032	3,207,005
125,000	CO E-470 Public Highway Authority	6.812	[7]	09/01/2025	102,160
4,105,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)[1]	6.450		11/01/2040	4,346,908
1,000,000	CO Educational and Cultural Facilities Authority (Stargate Charter School)[1]	5.000		12/01/2038	1,112,540
720,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	754,344
1,400,000	CO Health Facilities Authority (Christian Living Neighborhoods)[1]	5.000		01/01/2037	1,468,852
7,075,000	CO Health Facilities Authority (ELGS/ELGSS/ ELGSF/GSSH Obligated Group)[1]	5.000		06/01/2047	7,728,659
3,000,000	CO Health Facilities Authority (Valley View Hospital Association)[1]	2.800	[9]	05/15/2042	3,021,690
750,000	CO Potomac Farms Metropolitan District[1]	7.250		12/01/2037	708,653
89,000	CO Potomac Farms Metropolitan District[1]	7.625	[3]	12/01/2023	84,680
324,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	292,387
1,000,000	CO Sorrell Ranch Metropolitan District[5,6]	6.750		12/15/2036	350,000
180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000		12/01/2018	180,526
1,495,000	Public Authority for CO (Natural Gas Energy)[1]	6.250		11/15/2028	1,860,662
5,000,000	Public Authority for CO (Natural Gas Energy)[1]	6.500		11/15/2038	6,896,850
4,665,000	Rampart Range, CO Metropolitan District No. 1[1]	5.000		12/01/2042	5,245,373
1,500,000	Rampart Range, CO Metropolitan District No. 1[1]	5.000		12/01/2047	1,680,255
500,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	521,935
110,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.000		12/01/2033	116,310
250,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.125		11/01/2038	264,105
998,237	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000		12/01/2041	1,006,512

20 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$3,824,161	Woodmen Heights, CO Metropolitan District No. 1	7.300%	[3]	12/15/2041	$3,358,378
					44,921,170

Connecticut—0.4%
25,000	CT H&EFA (BHosp/BHlthC/BHDF/BH&HCG Obligated Group)[1]	5.500		07/01/2032	25,053
6,125,000	CT H&EFA (Fairfield University)[1]	4.000		07/01/2042	6,202,849
500,000	Georgetown, CT Special Taxing District[4]	5.125		10/01/2036	160,000
625,000	Hamden, CT GO1	5.000		08/15/2030	709,988
10,546,092	Mashantucket Western Pequot Tribe CT5,10	6.050		07/01/2031	329,565
					7,427,455

Delaware—0.2%
2,811,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	2,810,747
2,066,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450		07/01/2036	1,864,524
					4,675,271

District of Columbia—0.9%
195,000	District of Columbia Ballpark[1]	5.000		02/01/2031	195,423
1,905,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	2,101,767
1,905,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500		05/15/2033	2,156,003
4,385,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	4,560,400
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.369	[7]	06/15/2046	8,155,895
400,000	District of Columbia University (Gallaudet University)[1]	5.500		04/01/2034	432,660
					17,602,148

Florida—6.5%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[1]	6.750		12/01/2030	101,725
1,815,000	Amelia Concourse, FL Community Devel. District[5,6]	5.750		05/01/2038	1,687,950
420,000	Arlington Ridge, FL Community Devel. District[1]	5.500		05/01/2036	420,004
435,000	Avignon Villages, FL Community Devel. District[5,6]	5.300		05/01/2014	30,450
250,000	Avignon Villages, FL Community Devel. District[5,6]	5.400		05/01/2037	17,500
360,000	Boynton Village, FL Community Devel. District Special Assessment	6.000		05/01/2038	359,978
1,060,000	Cascades, FL Groveland Community Devel. District[1]	5.300		05/01/2036	1,059,958
1,990,000	Chapel Creek, FL Community Devel. District Special Assessment[5,6]	5.500		05/01/2038	1,791,000

21 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$825,942	Clearwater Cay, FL Community Devel. District[5,6]	5.500%	05/01/2037	$470,787
2,280,000	Creekside, FL Community Devel. District[5,6]	5.200	05/01/2038	934,800
5,000	Crosscreek, FL Community Devel. District[1,4]	5.600	05/01/2039	4,856
285,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	286,297
655,000	Durbin Crossing, FL Community Devel. District Special Assessment[4,6]	5.250	11/01/2020	16,375
350,000	East Homestead, FL Community Devel. District[1]	5.000	11/01/2033	358,897
60,000	East Homestead, FL Community Devel. District[1,2]	7.250	05/01/2021	62,126
65,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	70,154
10,440,000	FL COP (Dept. of Management Services)[8]	5.250	08/01/2028	10,571,231
1,250,000	FL HEFFA (Bethune-Cookman University)[1]	5.375	07/01/2032	1,260,437
805,680	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	744,448
830,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	792,426
16,000,000	Greater Orlando, FL Aviation Authority[8]	5.000	10/01/2032	17,049,640
195,000	Heritage Isles, FL Community Devel. District[5]	7.100	10/01/2023	29,250
105,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500	05/01/2036	104,996
375,000	Indigo, FL Community Devel. District[5,6]	5.750	05/01/2036	262,500
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027	35,104
1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2029	1,345,209
1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2037	1,054,990
1,605,000	Lucaya, FL Community Devel. District[1]	5.375	05/01/2035	1,605,161
1,775,000	Magnolia Creek, FL Community Devel. District[5,6]	5.900	05/01/2039	372,750
105,000	Magnolia West, FL Community Devel. District Special Assessment[1]	5.350	05/01/2037	104,991
5,000,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2027	5,701,500
1,805,000	Miromar Lakes, FL Community Devel. District[1]	5.000	05/01/2035	1,877,669
775,000	Miromar Lakes, FL Community Devel. District[1]	5.375	05/01/2032	797,808
3,085,000	Monterey/Congress, FL Community Devel. District Special Assessment[1]	5.375	05/01/2036	3,051,713
395,000	Naturewalk, FL Community Devel. District[5,6]	5.300	05/01/2016	312,050
335,000	Naturewalk, FL Community Devel. District[4,6]	5.500	05/01/2038	264,650
10,000,000	Orange County, FL School Board COP[8]	5.500	08/01/2034	10,382,550
500,000	Orlando, FL Tourist Devel. Tax[1]	5.500	11/01/2038	501,495
3,000,000	Orlando, FL Utilities Commission[1]	5.000	10/01/2038	3,459,300
450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.000	05/01/2032	499,005
1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.625	05/01/2042	1,129,050
460,000	Palm River, FL Community Devel. District[5,6]	5.150	05/01/2013	230,000
510,000	Palm River, FL Community Devel. District[5,6]	5.375	05/01/2036	255,000
1,180,000	Parkway Center, FL Community Devel. District, Series A1	6.125	05/01/2024	1,183,540

22 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$2,055,000	Parkway Center, FL Community Devel. District, Series A1	6.300%		05/01/2034	$2,059,583
1,180,224	Pine Ridge Plantation, FL Community Devel. District	5.400		05/01/2037	1,060,113
195,000	Portico, FL Community Devel. District[1]	5.450		05/01/2037	192,605
151,245	Portofino Landings, FL Community Devel. District Special Assessment[5,6]	5.200		05/01/2017	21,174
980,000	Portofino Landings, FL Community Devel. District Special Assessment[5,6]	5.400		05/01/2038	470,400
810,000	Reunion East, FL Community Devel. District[4,6]	5.800		05/01/2036	8
860,000	Reunion East, FL Community Devel. District[4,6]	7.375		05/01/2033	9
15,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	14,736
2,400,000	River Glen, FL Community Devel. District Special Assessment[5,6]	5.450		05/01/2038	1,440,000
296,941	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	282,296
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	4,669,962
3,270,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.750		07/01/2030	3,399,656
935,000	South Bay, FL Community Devel. District[4,6]	0.000	[3]	05/01/2025	470,829
2,530,000	South Bay, FL Community Devel. District[4,6]	0.000	[3]	05/01/2036	1,275,297
2,035,000	South Bay, FL Community Devel. District[1]	5.125		05/01/2020	2,042,753
2,035,000	South Bay, FL Community Devel. District[1]	5.950		05/01/2036	2,017,194
1,645,000	South Bay, FL Community Devel. District[5,6]	5.950		05/01/2036	16
1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	1,625,205
400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	337,996
6,020,000	Tern Bay, FL Community Devel. District[5,6]	5.000		05/01/2015	1,956,500
500,000	Tern Bay, FL Community Devel. District[5,6]	5.375		05/01/2037	162,500
4,120,000	Vista, FL Community Devel. District Special Assessment[1]	5.375		05/01/2037	4,017,536
1,238,941	Waterford Estates, FL Community Devel. District Special Assessment[5,6]	5.125		05/01/2013	1,176,994
2,092,285	Waterford Estates, FL Community Devel. District Special Assessment[5,6]	5.500		05/01/2037	1,987,671
4,760,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.500		05/01/2036	4,654,138
16,000	Waters Edge, FL Community Devel. District[1]	5.350		05/01/2039	15,704
375,000	Waters Edge, FL Community Devel. District[1]	6.600	[3]	05/01/2039	375,686
1,785,000	Waterstone, FL Community Devel. District[5,6]	5.500		05/01/2018	1,428,000
285,000	West Villages, FL Improvement District[5,6]	5.350		05/01/2015	219,450
7,150,000	West Villages, FL Improvement District[5,6]	5.800		05/01/2036	5,505,500
4,925,000	Westridge, FL Community Devel. District[5,6]	5.800		05/01/2037	3,152,000
5,750,000	Westside, FL Community Devel. District[4,6]	5.650		05/01/2037	3,277,500
2,250,000	Wyld Palms, FL Community Devel. District[5,6]	5.400		05/01/2015	517,500
1,445,000	Wyld Palms, FL Community Devel. District[5,6]	5.500		05/01/2038	346,800
444,846	Zephyr Ridge, FL Community Devel. District[5,6]	5.250		05/01/2013	373,670

23 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$978,661	Zephyr Ridge, FL Community Devel. District[5,6]	5.625%		05/01/2037	$822,075
					124,020,376

Georgia—0.1%
140,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	143,563
565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)[1]	5.000		11/01/2048	572,238
635,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125		03/15/2031	647,516
100,000	Monroe County, GA Devel. Authority (Georgia Power Company)[1]	4.000	[9]	06/01/2042	99,691
520,000	Randolph County, GA GO1	5.000		04/01/2030	564,085
					2,027,093

Idaho—0.0%
60,000	ID Health Facilities Authority (Trinity Health Corp.)[1]	6.250		12/01/2033	60,967

Illinois—8.0%
775,000	Chicago, IL Board of Education[1]	5.000		12/01/2026	869,643
2,250,000	Chicago, IL Board of Education[1]	5.000		12/01/2028	2,548,710
1,000,000	Chicago, IL Board of Education[1]	5.000		12/01/2031	1,118,930
1,205,000	Chicago, IL Board of Education[1]	5.000		12/01/2034	1,334,055
1,405,000	Chicago, IL Board of Education	5.063	[7]	12/01/2024	1,106,395
915,000	Chicago, IL Board of Education	5.063	[7]	12/01/2024	720,535
4,300,000	Chicago, IL Board of Education[1]	6.000		04/01/2046	5,032,333
4,435,000	Chicago, IL GO1	5.000		12/01/2023	4,450,833
13,440,000	Chicago, IL GO1	5.000		01/01/2029	13,482,874
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2033	2,781,975
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2034	2,775,825
3,000,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2041	3,310,080
2,400,000	Cook County, IL Community School District GO1	7.125		06/01/2024	2,693,496
949,000	Cortland, IL Special Tax (Sheaffer System)[4]	5.500		03/01/2017	189,800
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625		03/01/2036	320,109
2,000,000	Gilberts, IL Special Service Area No. 15[1]	5.000		03/01/2035	2,178,340
701,071	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375		03/01/2034	635,318
2,225,000	Harvey, IL GO4	5.500		12/01/2027	1,223,750
1,000,000	Harvey, IL GO4	5.625		12/01/2032	550,000
3,970,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[1,2]	6.875		08/01/2028	3,970,357
1,010,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000		04/01/2026	1,010,202
9,660,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000		04/01/2031	9,632,469
1,000,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000		04/01/2036	975,870

24 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$155,000	IL Finance Authority (Illinois Institute of Technology)[1]	6.500%	02/01/2023	$157,534
2,215,000	IL Finance Authority (Illinois Institute of Technology)[1]	7.125	02/01/2034	2,240,982
500,000	IL Finance Authority (Lake Forest College)[1]	5.750	10/01/2032	536,000
450,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	481,082
20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[8]	6.000	08/15/2039	20,886,750
50,000	IL Finance Authority (OSF Healthcare System)[1]	7.125	11/15/2037	52,184
4,685,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	6.125	05/15/2025	4,855,066
95,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750	08/15/2034	100,999
2,680,000	IL Finance Authority (Roosevelt University)[1]	6.250	04/01/2029	2,765,680
5,000,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2039	5,167,550
2,000,000	IL GO1	5.000	04/01/2025	2,139,040
700,000	IL GO1	5.000	08/01/2025	735,119
1,525,000	IL GO1	5.000	02/01/2039	1,576,774
1,050,000	IL Metropolitan Pier & Exposition Authority[1]	5.500	12/15/2023	1,166,970
250,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Expansion)[1]	5.500	06/15/2050	256,270
18,000,000	IL Regional Transportation Authority[8]	4.000	06/01/2043	18,233,010
1,365,000	IL Regional Transportation Authority[1]	4.000	06/01/2043	1,382,690
2,000,000	IL Sports Facilities Authority[1]	5.250	06/15/2032	2,183,060
895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2027	1,115,188
955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2028	1,204,093
1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2031	1,505,204
3,887,000	Lakemoor Village, IL Special Tax[1]	5.000	03/01/2027	3,894,074
2,409,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)[1]	6.250	03/01/2034	2,413,842
480,000	Markham, IL GO1	5.750	02/01/2028	452,515
1,091,000	Plano, IL Special Service Area No. 5[5]	6.000	03/01/2036	698,240
5,000,000	Railsplitter, IL Tobacco Settlement Authority[1]	5.000	06/01/2027	5,696,800
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[1]	5.850	12/01/2036	446,275
3,610,000	Southwestern IL Devel. Authority (Local Government Programming)[6]	7.000	10/01/2022	2,093,800
1,175,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	1,121,549
1,155,000	Stephenson County, IL School District No. 145 Freeport[1]	5.000	02/01/2032	1,326,148
850,000	Stephenson County, IL School District No. 145 Freeport[1]	5.000	02/01/2033	972,205

25 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$750,000	Stephenson County, IL School District No. 145 Freeport[1]	5.000%	02/01/2034	$855,195
1,853,000	Yorkville, IL United City Special Services Area Special Tax[1]	5.000	03/01/2033	1,807,972
1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[5,6]	6.250	03/01/2035	735,300
				154,167,059

Indiana—1.7%
1,620,000	IN Finance Authority (GSH/GSHI/GSHPS Obligated Group)[1]	5.500	04/01/2026	1,831,410
2,885,000	IN Finance Authority (Marian University)[1]	5.250	09/15/2025	3,099,096
4,250,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	4,570,153
4,750,000	IN Finance Authority (Marian University)[1]	6.500	09/15/2030	5,202,770
325,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	332,644
7,500,000	IN Municipal Power Agency[1]	5.000	01/01/2037	8,538,225
950,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	1,008,216
3,925,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	6.000	07/01/2040	4,191,468
2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)	7.000	02/01/2039	2,035,834
1,390,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	1,393,169
				32,202,985

Iowa—0.2%
400,000	IA Finance Authority (Boys & Girls Home and Family Services)[4,6]	5.900	12/01/2028	27,000
1,685,000	IA Finance Authority (Mercy Medical Center)[1]	5.000	08/15/2028	1,824,855
285,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	285,026
1,000,000	Xenia, IA Rural Water District[1]	5.000	12/01/2036	1,088,680
				3,225,561

Kansas—0.1%
1,760,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)[1]	4.900	04/01/2024	1,725,909

Kentucky—2.5%
5,480,000	KY Municipal Power Agency[1]	5.000	09/01/2032	6,082,580
11,525,000	KY Municipal Power Agency[1]	5.000	09/01/2033	12,732,359
5,000,000	KY Municipal Power Agency[1]	5.000	09/01/2034	5,509,000
1,500,000	KY Property & Building Commission[1]	5.000	05/01/2035	1,683,075
1,170,000	KY Property & Building Commission[1]	5.000	05/01/2036	1,308,692
2,500,000	KY Property & Building Commission[1]	5.000	04/01/2037	2,756,450
3,100,000	KY Property & Building Commission[1]	5.000	05/01/2037	3,459,352
2,500,000	KY Property & Building Commission[1]	5.000	04/01/2038	2,752,525

26 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Kentucky (Continued)
$10,000,000	Louisville & Jefferson County, KY Health System (Norton Healthcare/Norton Hospitals Obligated Group)[1]	5.750%	10/01/2042	$11,265,200
80,000	Owen County, KY Waterworks System (AWCC/ KAWC Obligated Group)[1]	6.250	06/01/2039	82,953
15,000	Springfield, KY Educational Devel. (St. Catherine College)[5]	5.750	10/01/2035	900
				47,633,086

Louisiana—2.6%
10,976	Denham Springs-Livingston, LA Hsg. & Mtg. Finance Authority[1,2]	5.000	11/01/2040	10,981
950,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	1,057,169
635,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	706,634
10,000,000	LA Gas & Fuels[1]	5.000	05/01/2040	11,370,500
8,280,000	LA HFA (La Chateau)[1]	6.875	09/01/2029	8,119,451
5,000,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	4,873,350
270,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)[1]	5.250	09/01/2018	269,773
35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	33,808
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)[1]	5.500	09/01/2022	3,021,295
1,300,000	LA Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary[1]	5.000	07/01/2057	1,396,629
2,500,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)[1]	5.000	06/01/2042	2,753,075
7,500,000	LA Public Facilities Authority (Ochsner Clinic Foundation)[1]	5.000	05/15/2042	8,302,350
395,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000	07/01/2032	444,209
300,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000	07/01/2033	336,147
345,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000	07/01/2037	384,603
50,000	LA Stadium & Exposition District[1]	5.000	07/01/2028	55,991
2,000,000	LA Stadium & Exposition District[1]	5.000	07/01/2032	2,232,760
4,035,000	LA State University & Agricultural & Mechanical College[1]	5.000	07/01/2040	4,473,645
				49,842,370

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750	07/01/2036	2,161,200
5,000,000	ME H&HEFA (Maine General Medical Center)[1]	7.500	07/01/2032	5,547,800
				7,709,000

Maryland—0.5%
1,630,000	MD EDC (Potomac Electric Power)[1]	6.200	09/01/2022	1,672,739

27 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Maryland (Continued)
$1,000,000	MD EDC Student Hsg. (Morgan State University)[1]	5.000%		07/01/2034	$1,045,830
4,530,000	MD EDC Student Hsg. (University of Maryland College Park)[1]	5.000		06/01/2035	5,134,257
25,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375		07/01/2020	25,066
400,000	MD H&HEFA (Maryland Institute College of Art)[1]	5.000		06/01/2036	444,236
1,653,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	1,667,166
2,277,212	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[4,6]	3.787	[7]	01/01/2037	261,879
					10,251,173

Massachusetts—1.4%
750,000	MA Devel. Finance Agency (Lasell College)[1]	5.500		07/01/2026	810,638
25,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2031	27,274
461,488	MA Devel. Finance Agency (Linden Ponds)	0.655	[7]	11/15/2056	95,043
40,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	40,233
690,000	MA Devel. Finance Agency (Linden Ponds)[1,2]	4.680		11/15/2021	694,023
52,760	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	52,773
14,103	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2039	14,590
2,000,000	MA Devel. Finance Agency (UMHC/UMMC/ HHH&H/HHosp Obligated Group)[1]	5.000		07/01/2036	2,199,940
20,000,000	MA GO8	5.000		12/01/2035	23,014,800
15,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250		07/01/2023	15,014
					26,964,328

Michigan—4.8%
1,100,000	Detroit, MI City School District[1]	5.000		05/01/2028	1,202,278
680,000	Detroit, MI City School District[1]	5.000		05/01/2031	739,915
2,250,000	Detroit, MI Sewer Disposal System[1]	6.500		07/01/2024	2,336,377
13,375,000	Detroit, MI Sewer Disposal System[1]	7.500		07/01/2033	14,091,632
60,000	Detroit, MI Sewer Disposal System[1]	7.500		07/01/2033	63,011
2,155,000	Detroit, MI Water and Sewerage Dept.[1]	5.000		07/01/2032	2,330,374
1,000,000	Detroit, MI Water Supply System[1]	5.000		07/01/2036	1,057,100
495,000	Grand Traverse Academy, MI Public School Academy[1]	5.000		11/01/2022	495,307
7,035,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2023	7,923,098
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2025	1,127,250
895,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2026	1,002,642
930,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2027	1,037,015
2,450,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2032	2,695,539
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2033	1,096,820
2,200,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2034	2,403,852
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2034	1,094,570
3,300,000	MI Finance Authority (HFHS/HFMHCT/HFWH/ WAFMH Obligated Group)[1]	5.000		11/15/2041	3,640,725
14,600,000	MI Hospital Finance Authority (Trinity Health)[8]	6.125		12/01/2023	14,821,920
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,145,067

28 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$8,196,463	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850%		08/31/2027	$8,218,430
1,785,625	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,788,875
623,000,000	MI Tobacco Settlement Finance Authority	10.197	[7]	06/01/2058	19,493,670
600,000	Old Redford Academy, MI Public School Academy[1]	5.900		12/01/2030	599,424
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375		11/01/2030	278,160
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625		11/01/2035	863,079
500,000	Renaissance, MI Public School Academy[1]	6.000		05/01/2037	515,815
					92,061,945

Minnesota—0.1%
812,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)[1,2]	5.000		02/15/2027	812,284
680,000	St. Paul Park, MN Senior Hsg. & Healthcare Revenue (Presbyterian Homes Bloomington Care Center)[1]	5.000		09/01/2042	743,199
					1,555,483

Mississippi—0.6%
630,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750		12/01/2024	655,988
10,000,000	MS Devel. Bank (Gulf Coast Community College District)[1]	5.000		12/01/2046	11,128,800
					11,784,788

Missouri—1.2%
860,000	Branson, MO IDA (Branson Hills Redevel.)[1]	5.750		05/01/2026	854,616
205,000	Branson, MO IDA (Branson Hills Redevel.)[1]	7.050		05/01/2027	205,152
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[4,6]	5.875		12/01/2031	438,750
260,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500		04/01/2021	223,018
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625		04/01/2027	296,712
580,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.000		12/15/2040	581,920
1,330,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.125		12/15/2050	1,332,753
14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)	7.200		05/01/2033	7,467,200
295,000	Kansas City, MO IDA (Sales Tax)[1]	5.000		04/01/2046	300,242
140,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500		03/01/2021	89,600
250,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750		03/01/2029	160,000
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.750		11/01/2026	2,059,344
355,000	MO Grindstone Plaza Transportation Devel. District[1]	5.500		10/01/2031	328,911
116,000	Northwoods, MO Transportation Devel. District[1,2]	5.850		02/01/2031	108,020

29 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$1,025,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)[1]	5.000%		10/01/2046	$980,208
3,250,000	St. Louis, MO Land Clearance Authority (Scottrade Center)[1]	5.000		04/01/2048	3,517,995
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[4,6]	6.000		08/04/2025	120,250
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[4,6]	6.000		08/21/2026	236,880
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)[6]	5.500		03/09/2027	770,390
661,509	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	442,073
545,000	St. Louis, MO Tax Increment (Printers Lofts)[4,6]	6.000		08/21/2026	147,150
466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4,6]	5.500		01/20/2028	111,840
769,000	St. Louis, MO Tax Increment (Washington East Condominiums) [6]	5.500		01/20/2028	384,500
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)[4,6]	6.690		04/21/2029	183,600
373,000	St. Louis, MO Tax Increment Financing, Series A6	5.500		09/02/2028	167,850
3,255,000	St. Louis, MO Tax Increment, Series A6	6.600		01/21/2028	1,627,500
620,000	Stone Canyon, MO Improvement District (Infrastructure)[5,6]	5.700		04/01/2022	151,900
320,000	Stone Canyon, MO Improvement District (Infrastructure)[5,6]	5.750		04/01/2027	78,400
					23,366,774

Montana—0.1%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[4,6]	6.250	[3]	09/01/2031	1,522,300

Nebraska—0.8%
4,000,000	Central Plains, NE Energy[1]	5.000		09/01/2037	4,713,080
9,510,000	NE Central Plains Gas Energy[1]	5.250		09/01/2037	10,498,945
					15,212,025

Nevada—0.3%
320,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	322,739
255,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	256,882
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)	6.845	[7]	01/01/2019	4,926,325
185,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.300		08/01/2018	185,000
					5,690,946

New Hampshire—1.3%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.647	[7]	01/01/2029	177,976

30 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Hampshire (Continued)
$395,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875%	10/01/2039	$416,342
20,860,000	NH H&EFA (LRG Healthcare)[8]	7.000	04/01/2038	22,080,675
1,500,000	NH H&EFA (Southern New Hampshire University)[1]	5.000	01/01/2027	1,619,400
				24,294,393

New Jersey—6.8%
250,000	Atlantic City, NJ GO1	5.000	03/01/2032	280,338
500,000	Atlantic City, NJ GO1	5.000	03/01/2037	552,820
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2030	2,169,260
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2032	2,159,940
1,930,000	NJ EDA[1]	5.000	06/15/2028	2,166,232
3,500,000	NJ EDA[1]	5.000	06/15/2029	3,905,685
3,000,000	NJ EDA[1]	5.000	06/15/2041	3,233,580
500,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000	07/01/2032	549,650
200,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000	07/01/2047	215,348
1,000,000	NJ EDA (Provident Group-Montclair Properties)[1]	5.000	06/01/2037	1,111,450
4,855,000	NJ EDA (State Government Buildings)[1]	5.000	06/15/2031	5,403,566
3,500,000	NJ EDA (State Government Buildings)[1]	5.000	06/15/2042	3,796,730
735,000	NJ EDA (State Government Buildings)[1]	5.000	06/15/2047	793,124
2,100,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000	07/01/2029	2,368,821
3,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2027	3,479,970
3,500,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2028	4,082,260
4,500,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2029	5,203,035
5,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2030	5,735,600
7,100,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2031	8,099,609
5,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2034	5,632,350
4,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2035	4,488,160
3,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2037	3,350,280
6,660,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2029	7,433,892
945,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2030	1,050,660
6,000,000	NJ Transportation Trust Fund Authority	5.000	06/15/2030	6,670,860
880,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2031	974,547
5,015,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2032	5,411,235
2,200,000	NJ Transportation Trust Fund Authority[1]	5.000	12/15/2032	2,204,818
5,975,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2021	6,558,698
11,570,000	NJ Transportation Trust Fund Authority[1]	5.750	06/15/2024	13,371,218
4,555,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	4,960,623
5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2033	5,651,000
7,000,000	NJ Turnpike Authority[1]	5.000	01/01/2034	7,850,220
				130,915,579

New Mexico—0.1%
230,000	Boulders, NM Pubic Improvement District[1]	5.750	10/01/2044	230,246

31 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New Mexico (Continued)
$1,925,000	NM Trails Public Improvement District	7.750%		10/01/2038	$1,803,321
					2,033,567

New York—8.9%
3,250,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000		07/15/2042	3,527,192
8,500,000	Hudson Yards, NY Infrastructure Corp.[8]	5.000		02/15/2037	9,709,870
7,500,000	Hudson Yards, NY Infrastructure Corp.[8]	5.000		02/15/2039	8,537,383
65,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	66,006
285,000	NY Counties Tobacco Trust VI1	5.750		06/01/2043	313,979
12,500,000	NY MTA[1]	5.250		11/15/2056	14,033,250
2,500,000	NY MTA (Green Bond)[1]	5.000		11/15/2035	2,895,925
7,050,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2046	7,287,796
13,150,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	14,225,670
10,500,000	NY MTA, Series C-1[1]	5.000		11/15/2035	11,828,145
2,455,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2036	2,705,091
10,065,000	NYC GO1	5.000		03/01/2040	11,585,318
10,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2039	11,206,500
14,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000		07/15/2043	16,068,920
8,720,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		08/01/2031	10,014,920
2,650,000	NYS DA (New York State Dormitory Authority)[1]	5.000		07/01/2028	3,055,477
10,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2033	11,508,300
5,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2035	5,739,000
7,385,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875		11/15/2041	7,729,067
6,075,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250		10/01/2035	7,482,213
10,000,000	Port Authority NY/NJ, 198th Series[1]	5.250		11/15/2056	11,536,300
					171,056,322

Ohio—5.3%
2,440,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	2,440,049
8,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	8,842,138
5,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	5,386,800
538,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.247	[7]	06/01/2047	45,738,500
230,500,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.575	[7]	06/01/2052	10,473,920
3,445,000	Cleveland-Cuyahoga County, OH Port Authority[1]	6.000		11/15/2035	3,760,218
2,475,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2052	2,701,908
1,050,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2057	1,142,337
1,000,000	Greene County, OH University Hsg. (Central State University)[1]	5.500		09/01/2027	985,920
780,000	Greene County, OH University Hsg. (Central State University)[1]	5.625		09/01/2032	751,694

32 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$635,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000%	12/01/2022	$635,565
1,000,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	12/01/2038	1,044,090
5,000,000	OH GO1	5.000	03/15/2036	5,623,500
1,445,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,438,960
5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	5,808,666
4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[1]	5.000	12/01/2037	4,200,527
510,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	517,293
335,790	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	329,558
				101,821,643

Oklahoma—0.7%
12,335,000	Grady County, OK Criminal Justice Authority[1]	7.000	11/01/2041	12,579,726

Oregon—0.0%
245,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	262,948
500,000	OR Facilities Authority (Concordia University)[1]	6.375	09/01/2040	546,715
10,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)[1]	5.000	05/01/2032	10,111
				819,774

Pennsylvania—8.0%
1,600,000	Berks County, PA IDA (THlth/RHosp/BHospital/CHH/JH/PHospital/PottsH Obligated Group)[1]	5.000	11/01/2047	1,766,832
5,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2033	5,657,250
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2031	1,541,508
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2035	2,469,462
130,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	135,075
500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	540,830
3,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2030	3,419,640
3,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2031	3,406,170
3,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	3,390,090
2,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2033	2,251,160
1,250,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2034	1,402,550
3,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	3,352,890
10,010,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	11,146,235
5,000,000	PA GO1	4.000	04/01/2032	5,154,350
12,500,000	PA GO1	4.000	03/01/2035	12,942,875
10,000,000	PA GO1	5.000	10/15/2031	11,088,500
10,000,000	PA GO1	5.000	03/01/2032	11,448,200
2,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	2,181,040

33 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$2,605,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000%		04/01/2025	$2,811,629
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	3,188,370
5,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2031	5,296,200
5,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	5,606,750
5,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2033	5,587,450
5,000,000	PA Turnpike Commission[1]	5.000		06/01/2030	5,594,100
7,000,000	PA Turnpike Commission[1]	5.000		12/01/2040	7,783,370
7,750,000	PA Turnpike Commission[1]	5.000		06/01/2042	8,496,557
1,500,000	PA Turnpike Commission[1]	6.375	[3]	12/01/2038	1,847,400
685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	500,344
1,000,000	Philadelphia, PA Gas Works[1]	5.000		08/01/2036	1,126,430
10,000,000	Philadelphia, PA GO1	5.000		08/01/2031	11,473,400
1,000,000	Philadelphia, PA School District[1]	5.000		09/01/2032	1,118,190
4,000,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/LVHM/SRehC/SRMC/NPHC/SMCSJS/PMCtr/PHSys Obligated Group)[1]	5.000		07/01/2041	4,418,560
280,000	Reading, PA School District[1]	5.000		03/01/2035	314,866
255,000	Reading, PA School District[1]	5.000		03/01/2036	285,944
1,000,000	Scranton, PA School District[1]	5.000		12/01/2029	1,140,700
1,305,000	Scranton, PA School District[1]	5.000		12/01/2030	1,481,867
890,000	Scranton, PA School District[1]	5.000		12/01/2032	1,002,994
710,000	Scranton, PA School District[1]	5.000		12/01/2033	797,728
					153,167,506

Rhode Island—0.1%
4,915,000	Central Falls, RI Detention Facility[4]	7.250		07/15/2035	884,700
725,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[1]	7.000		05/15/2039	756,255
20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500		04/01/2027	20,095
					1,661,050

South Carolina—0.8%
4,600,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[6]	6.200		11/01/2036	4,144,830
555,158	SC Connector 2000 Assoc. Toll Road, Series B	2.744	[7]	01/01/2020	503,423
6,101,551	SC Connector 2000 Assoc. Toll Road, Series B	3.158	[7]	01/01/2021	5,161,851

34 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
South Carolina (Continued)
$10,647,695	SC Connector 2000 Assoc. Toll Road, Series B	3.746%[7]	01/01/2026	$6,356,780
				16,166,884

South Dakota—0.1%
1,500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	5.000	06/01/2027	1,634,610

Tennessee—1.1%
2,000,000	Greeneville, TN H&EFB (Ballad Health)[1]	5.000	07/01/2035	2,260,160
3,000,000	Greeneville, TN H&EFB (Ballad Health)[1]	5.000	07/01/2036	3,379,500
3,000,000	Greeneville, TN H&EFB (Ballad Health)[1]	5.000	07/01/2037	3,371,460
500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[1]	5.000	11/01/2027	541,500
5,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Vanderbilt University Medical Center)[1]	5.000	07/01/2046	5,492,650
5,665,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2027	6,454,588
				21,499,858

Texas—3.6%
885,000	Arlington, TX Higher Education Finance Corp. (UMEP)[1]	5.000	08/15/2038	884,982
990,000	Brazoria County, TX Municipal Utility District No. 25[1]	5.500	03/01/2036	993,158
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2031	54,803
1,100,000	Dallas County, TX Flood Control District[1]	5.000	04/01/2032	1,135,915
4,436,000	Escondido, TX Public Improvement District (Horseshoe Bay)[1]	7.250	10/01/2033	4,437,952
160,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	179,921
140,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	157,431
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	257,410
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	256,675
10,000,000	Houston, TX Independent School District[1]	5.000	02/15/2042	11,423,400
30,000	Huntsville, TX GO COP[1]	5.000	08/15/2032	30,091
7,465,000	Irving, TX Hotel Occupancy[1]	5.500	08/15/2038	7,572,123
2,000,000	Montgomery County, TX Toll Road Authority[1]	5.000	09/15/2043	2,170,460
2,500,000	Montgomery County, TX Toll Road Authority[1]	5.000	09/15/2048	2,704,925
250,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF-Collegiate Hsg. Denton)[1]	5.000	07/01/2048	272,495
850,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF-Collegiate Hsg. Denton)[1]	5.000	07/01/2058	915,824

35 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$150,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000%	07/01/2031	$166,197
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2046	813,660
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2051	810,990
355,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)[1]	5.000	04/01/2036	367,308
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. San Antonio I)[1]	5.000	04/01/2036	1,040,580
555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875	04/01/2036	617,548
780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000	04/01/2045	867,454
10,000,000	North TX Tollway Authority[1]	5.000	01/01/2043	11,177,500
3,695,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[5,6,11]	6.150	08/01/2022	—
4,315,000	Spring, TX Independent School District[1]	5.000	08/15/2029	4,994,958
5,000,000	Spring, TX Independent School District[1]	5.000	08/15/2031	5,760,050
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	107,191
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	460,095
4,500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	5,238,675
1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[1]	6.000	02/15/2030	1,807,423
170,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	170,116
1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Frontiers School)[1]	5.800	08/15/2040	1,132,523
				68,979,833

Utah—0.1%
720,000	UT Charter School Finance Authority (Utah Charter Academies)[1]	5.000	10/15/2038	805,514
275,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	275,083
				1,080,597

Vermont—0.1%
350,000	Burlington, VT GO1	5.000	11/01/2027	384,149

36 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Vermont (Continued)
$445,000	Burlington, VT GO1	5.000%		11/01/2032	$486,167
					870,316

Virginia—1.4%
379,000	Celebrate, VA North CDA Special Assessment[4,6]	6.750		03/01/2034	227,400
3,131,000	Celebrate, VA South CDA Special Assessment[5,6]	6.250		03/01/2037	1,095,850
8,950,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000		07/01/2041	10,088,171
900,000	New Port, VA CDA[5,6]	5.600		09/01/2036	409,500
2,340,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1,2]	6.500		08/01/2038	2,344,820
585,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000		06/01/2036	564,876
950,000	VA College Building Authority Educational Facilities (University of Richmond)[1]	5.000		06/01/2026	950,057
990,000	VA College Building Authority Educational Facilities (University of Richmond)[1]	5.000		06/01/2029	989,921
104,770,000	VA Tobacco Settlement Financing Corp.	4.867	[7]	06/01/2047	9,852,571
715,000	Virginia Beach, VA Devel. Authority (Westminster-Canterbury on Chesapeake Bay)[2]	5.000		09/01/2036	798,026
					27,321,192

Washington—2.2%
75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600		03/01/2028	75,005
2,040,642	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	2,045,458
3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000		03/01/2025	4,129,054
33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375		10/01/2036	34,014,400
2,250,000	WA Health Care Facilities Authority (Virginia Mason Medical Center)[1]	5.000		08/15/2031	2,520,585
					42,784,502

West Virginia—0.2%
1,960,000	Brooke County, WV (Bethany College)[1]	6.500		10/01/2031	1,964,978
1,885,000	Brooke County, WV (Bethany College)[1]	6.750		10/01/2037	1,889,298
					3,854,276

Wisconsin—1.6%
1,475,000	WI Center District, Series A1	5.000		12/15/2029	1,613,901
5,000,000	WI GO1	6.000		05/01/2036	5,169,850
20,000,000	WI H&EFA (Ascension Health Credit Group)[8]	4.000		11/15/2034	20,633,000
615,000	WI H&EFA (Beloit College)[1]	5.000		07/01/2036	660,233
130,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181	[7]	10/01/2042	65,680
465,000	WI Public Finance Authority (Las Ventanas Retirement Community)[1]	7.000		10/01/2042	466,600

37 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Wisconsin (Continued)
$200,000	WI Public Finance Authority (Las Ventanas Retirement Community) [6]	36.060%[7]	10/01/2042	$4,120
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.125	07/01/2042	660,172
440,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750	07/15/2032	469,212
350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000	07/15/2042	371,801
				30,114,569

U.S. Possessions—10.7%
7,315,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2033	6,162,887
1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	1,588,112
5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	4,549,500
1,925,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	1,621,812
4,515,000	Puerto Rico Commonwealth GO5	5.000	07/01/2020	1,896,300
2,610,000	Puerto Rico Commonwealth GO5	5.000	07/01/2023	1,096,200
5,000	Puerto Rico Commonwealth GO, AGC[1]	5.000	07/01/2034	5,095
3,000,000	Puerto Rico Commonwealth GO5	5.125	07/01/2028	1,260,000
3,000,000	Puerto Rico Commonwealth GO5	5.250	07/01/2023	1,230,000
4,020,000	Puerto Rico Commonwealth GO5	5.250	07/01/2030	1,688,400
1,250,000	Puerto Rico Commonwealth GO5	5.375	07/01/2030	512,500
500,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2021	528,170
2,595,000	Puerto Rico Commonwealth GO5	5.500	07/01/2026	1,063,950
4,210,000	Puerto Rico Commonwealth GO5	5.500	07/01/2039	1,726,100
4,000,000	Puerto Rico Commonwealth GO5	5.625	07/01/2033	1,640,000
5,000,000	Puerto Rico Commonwealth GO5	5.750	07/01/2028	2,050,000
9,000,000	Puerto Rico Commonwealth GO5	5.750	07/01/2036	3,690,000
3,335,000	Puerto Rico Commonwealth GO5	5.750	07/01/2041	1,367,350
1,365,000	Puerto Rico Commonwealth GO, NPFGC[1]	6.000	07/01/2027	1,413,212
4,895,000	Puerto Rico Commonwealth GO5	6.000	07/01/2029	2,043,662
2,000,000	Puerto Rico Commonwealth GO5	6.000	07/01/2039	840,000
10,000,000	Puerto Rico Commonwealth GO5	6.000	07/01/2039	4,200,000
3,000,000	Puerto Rico Commonwealth GO5	6.000	07/01/2040	1,252,500
5,000,000	Puerto Rico Commonwealth GO5	6.500	07/01/2037	2,100,000
954,075	Puerto Rico Electric Power Authority[5]	10.000	07/01/2019	598,682
954,075	Puerto Rico Electric Power Authority[5]	10.000	07/01/2019	598,682
772,297	Puerto Rico Electric Power Authority[5]	10.000	01/01/2021	484,616
772,296	Puerto Rico Electric Power Authority[5]	10.000	07/01/2021	484,616
257,432	Puerto Rico Electric Power Authority[5]	10.000	01/01/2022	161,539
257,432	Puerto Rico Electric Power Authority[5]	10.000	07/01/2022	161,539
21,085,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2029	12,914,563
5,000,000	Puerto Rico Electric Power Authority, Series A5	6.750	07/01/2036	3,087,500
2,830,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2028	1,733,375
1,850,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000	07/01/2022	1,133,125
2,500,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000	07/01/2028	1,531,250
3,000,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250	07/01/2027	1,837,500
295,000	Puerto Rico Electric Power Authority, Series NN5	5.500	07/01/2020	180,687

38 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$30,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000%		07/01/2023	$30,143
260,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000		07/01/2024	261,134
4,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2025	4,014,840
3,000,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2026	1,837,500
4,500,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2032	2,756,250
5,000,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2037	3,062,500
1,690,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250		07/01/2025	1,794,476
1,500,000	Puerto Rico Electric Power Authority, Series VV5	5.500		07/01/2020	918,750
2,000,000	Puerto Rico Electric Power Authority, Series WW5	5.000		07/01/2028	1,225,000
1,985,000	Puerto Rico Electric Power Authority, Series WW5	5.250		07/01/2025	1,215,812
2,750,000	Puerto Rico Electric Power Authority, Series WW5	5.375		07/01/2023	1,684,375
5,000,000	Puerto Rico Electric Power Authority, Series WW5	5.500		07/01/2020	3,062,500
5,000,000	Puerto Rico Electric Power Authority, Series WW5	5.500		07/01/2021	3,062,500
3,050,000	Puerto Rico Electric Power Authority, Series WW5	5.500		07/01/2038	1,868,125
1,670,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2040	1,022,875
410,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2022	251,125
7,300,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2024	4,471,250
405,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2025	248,063
40,000	Puerto Rico Highway & Transportation Authority, FGIC[12]	5.000		07/01/2022	32,000
20,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000		07/01/2033	20,004
10,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000		07/01/2035	10,181
3,500,000	Puerto Rico Highway & Transportation Authority, Series M5	5.000		07/01/2046	717,500
65,000	Puerto Rico Infrastructure[5]	5.000		07/01/2041	6,825
850,000	Puerto Rico Infrastructure, FGIC[12]	5.500		07/01/2024	681,062
8,000,000	Puerto Rico Infrastructure, FGIC[12]	7.072	[7]	07/01/2030	3,113,280
750,000	Puerto Rico Infrastructure Financing Authority, FGIC[12]	5.500		07/01/2028	589,687
8,695,000	Puerto Rico Infrastructure Financing Authority, FGIC[12]	6.065	[7]	07/01/2031	3,225,584
1,975,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	1,695,538
1,230,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000		08/01/2032	1,208,807
190,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2022	178,600
3,300,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2032	1,332,375
240,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2042	94,500
4,940,000	Puerto Rico Public Buildings Authority[5]	5.375		07/01/2033	1,994,525
10,000,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000		07/01/2028	10,327,600
2,000,000	Puerto Rico Public Buildings Authority[5]	6.000		07/01/2041	787,500
8,575,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2026	3,462,156

39 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$5,615,000	Puerto Rico Public Finance Corp., Series B5	5.500%		08/01/2031	$154,413
6,380,000	Puerto Rico Sales Tax Financing Corp.[5]	8.542	[7]	08/01/2023	1,808,794
270,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2043	110,700
4,365,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.375		08/01/2039	1,789,650
17,650,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2037	7,236,500
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2042	1,025,000
20,215,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.750		08/01/2037	8,288,150
19,670,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.108	[7]	08/01/2044	4,985,362
7,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.500		08/01/2044	2,870,000
50,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	7.276	[7]	08/01/2034	5,895,500
18,875,000	Puerto Rico Sales Tax Financing Corp., Series A5	9.407	[7]	08/01/2036	2,068,511
2,080,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.000		08/01/2022	1,736,800
24,160,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.000		08/01/2040	20,173,600
3,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.250		08/01/2040	2,505,000
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.250		08/01/2041	3,054,500
2,205,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000		08/01/2042	904,050
3,685,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.750	[3]	08/01/2032	1,510,850
32,560,000	Puerto Rico Sales Tax Financing Corp., Series C5	8.015	[7]	08/01/2038	3,221,812
1,305,000	University of Puerto Rico, Series P	5.000		06/01/2026	1,011,375
1,480,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2032	1,593,161
1,080,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2032	1,162,577
					205,804,671
Total Municipal Bonds and Notes (Cost $2,229,333,183)					2,075,626,875

Corporate Bonds and Notes—0.0%
65,500	Las Vegas Monorail Co., Sr. Sec. Nts.[6,10,13]	5.500		07/15/2019	3,612
18,270	Las Vegas Monorail Co., Sub. Nts.[4,6,10,13]	5.500	[9]	07/15/2055	81
Total Corporate Bonds and Notes (Cost $132)					3,693

Total Investments, at Value (Cost $2,229,333,315)—108.2%					2,075,630,568
Net Other Assets (Liabilities)—(8.2)					(157,602,696)
Net Assets—100.0%					$1,918,027,872

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

40 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

6. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. Interest or dividend is paid-in-kind, when applicable.

11. Security received as the result of issuer reorganization.

12. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

13. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AcadM&S	Academy of Mathematics & Science
AGC	Assured Guaranty Corp.
AM&S	Academies of Math & Science
AM&SS	Academies of Math & Science South
AWCC	American Water Capital Corp.
BH&HCG	Bristol Hospital & Health Care Group
BHDF	Bristol Hospital Development Foundation
BHlthC	Bristol Health Care
BHosp	Bristol Hospital
BHospital	Brandywine Hospital
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHDHS	CDH-Deinor Health System
CDPG	Central DuPage Physician Group
CHH	Chestnut Hill Hospital
COHF	Collegiate Housing Foundation
COP	Certificates of Participation
DA	Dormitory Authority
DCH	Delnor-Community Hospital
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
ELGS	Evangelical Lutheran Good Samaritan
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
EPBH	Emma Pendleton Bradley Hospital
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GSH	Good Samaritan Hospital
GSHI	Good Samaritan of Indiana
GSHPS	Good Samaritan Hospital Physicians Services
GSSH	Georgia Southwestern University

41 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHH&H	Healthalliance Home Health and Hospital
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JH	Jennersville Hospital
KAWC	Kentucky American Water Company
KCHosp	Kishwaukee Community Hospital
KPG	Kishwaukee Physician Group
KS	Kishhealth System
LFH&FI	Lake Forest Health & Fitness Institute
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
M&SSA	Math & Science Success Academy
MJRH&C	Marian Joy Rehabilitation Hospital & Clinic
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MSSA	Math & Science Success Academy
MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp.
NPHC	Northeastern Pennsylvania Health Corp.
NWLFH	Northwestern Lake Forest Hospital
NWMF	Northwestern Medical Faculty Foundation
NWMFF	Northwestern Memorial Foundation
NWMH	Northwestern Memorial Hospital
NWMHlth	Northwestern Memorial Healthcare
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PCTC	Presence Care Transformation Corp.
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHN	Presence Health Network
PHospital	Phoenixville Hospital
PHSys	Pocono Health System
PLC	Presence Life Connections
PMCtr	Pocono Medical Center
PottsH	Pottstown Hospital

42 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PSSC	Presence Senior Services - Chicagoland
RHosp	Reading Hospital
RIH	Rhode Island Hospital
RMClinic	Rehabilitation Medicine Clinic
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SEBH	Sutter East Bay Hospitals
SHlth	Sutter Health
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
THlth	Tower Health
TMH	The Miriam Hospital
UMEP	UME Preparatory Academy
UMHC	UMass Memorial Health Care
UMMC	UMass Memorial Medical Center
V.I.	United States Virgin Islands
VWCH	Valley West Community Hospital
WAFMH	W A Foote Memorial Hospital

See accompanying Notes to Financial Statements.

43 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2018

Assets
Investments, at value (cost $2,229,333,315)—see accompanying statement of investments	$2,075,630,568

Cash	439,688

Receivables and other assets:
Interest	21,057,144
Investments sold on a when-issued or delayed delivery basis	14,244,688
Shares of beneficial interest sold	1,798,278
Other	672,253

Total assets	2,113,842,619

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	126,720,000
Payable for borrowings (See Note 9)	59,000,000
Shares of beneficial interest redeemed	4,526,916
Investments purchased on a when-issued or delayed delivery basis	3,615,924
Dividends	1,157,634
Distribution and service plan fees	316,023
Trustees’ compensation	238,971
Interest expense on borrowings	82,486
Shareholder communications	10,133
Other	146,660

Total liabilities	195,814,747

Net Assets	$1,918,027,872

Composition of Net Assets
Par value of shares of beneficial interest	$270,101

Additional paid-in capital	2,216,631,520

Accumulated net investment income	19,289,309

Accumulated net realized loss on investments	(164,460,311)

Net unrealized depreciation on investments	(153,702,747)

Net Assets	$1,918,027,872

44 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,144,324,669 and 160,789,265 shares of beneficial interest outstanding)	$7.12
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.48

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $345,676,521 and 48,976,369 shares of beneficial interest outstanding)	$7.06

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $428,026,682 and 60,335,630 shares of beneficial interest outstanding)	$7.09

See accompanying Notes to Financial Statements.

45 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended July 31, 2018

Investment Income
Interest	$ 99,249,186

Expenses
Management fees	8,086,748

Distribution and service plan fees:
Class A	2,743,130
Class B1	14,137
Class C	3,556,330

Transfer and shareholder servicing agent fees:
Class A	1,148,433
Class B1	1,414
Class C	355,706
Class Y	412,085

Shareholder communications:
Class A	21,798
Class B1	146
Class C	9,540
Class Y	8,189

Borrowing fees	1,979,055

Legal, auditing and other professional fees	1,946,239

Interest expense and fees on short-term floating rate notes issued (See Note 4)	628,969

Interest expense on borrowings	565,844

Trustees’ compensation	25,689

Custodian fees and expenses	24,861

Other	24,423

Total expenses	21,552,736

Net Investment Income	77,696,450

Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(40,312,223)

Net change in unrealized appreciation/depreciation on investment transactions	53,567,470

Net Increase in Net Assets Resulting from Operations	$ 90,951,697

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

46 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017

Operations
Net investment income	$ 77,696,450	$ 90,256,882

Net realized loss	(40,312,223)	(7,083,262)

Net change in unrealized appreciation/depreciation	53,567,470	(8,553,886)

Net increase in net assets resulting from operations	90,951,697	74,619,734

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(47,432,728)	(62,718,998)
Class B1	(49,785)	(172,789)
Class C	(12,118,825)	(17,113,876)
Class Y	(18,051,346)	(20,910,181)

	(77,652,684)	(100,915,844)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(112,310,772)	(62,508,061)
Class B1	(2,790,015)	(3,130,401)
Class C	(37,057,510)	(41,332,287)
Class Y	(14,108,372)	6,815,631

	(166,266,669)	(100,155,118)

Net Assets
Total decrease	(152,967,656)	(126,451,228)

Beginning of period	2,070,995,528	2,197,446,756

End of period (including accumulated net investment income of $19,289,309 and $14,379,604, respectively)	$ 1,918,027,872	$ 2,070,995,528

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

47 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Year Ended July 31, 2018

Cash Flows from Operating Activities
Net increase in net assets from operations	$90,951,697

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(422,126,909)
Proceeds from disposition of investment securities	597,996,235
Short-term investment securities, net	4,263,049
Premium amortization	16,072,424
Discount accretion	(27,984,787)
Net realized loss on investment transactions	40,312,223
Net change in unrealized appreciation/depreciation on investment transactions	(53,567,470)
Change in assets:
Increase in other assets	(13,794)
Decrease in interest receivable	1,785,967
Increase in receivable for securities sold	(5,819,923)
Change in liabilities:
Decrease in other liabilities	(63,690)
Increase in payable for securities purchased	3,006,518

Net cash provided by operating activities	244,811,540

Cash Flows from Financing Activities
Proceeds from borrowings	581,900,000
Payments on borrowings	(597,900,000)
Payments/proceeds on short-term floating rate notes issued	6,595,000
Proceeds from shares sold	385,965,484
Payments on shares redeemed	(608,678,476)
Cash distributions paid	(12,793,148)

Net cash used in financing activities	(244,911,140)

Net decrease in cash	(99,600)

Cash, beginning balance	539,288

Cash, ending balance	$439,688

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $65,368,168.

Cash paid for interest on borrowings—$533,465.

Cash paid for interest on short-term floating rate notes issued—$628,969.

See accompanying Notes to Financial Statements.

48 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$7.05	$7.12	$6.76	$6.84	$6.65
Income (loss) from investment operations:
Net investment income[1]	0.29	0.31	0.37	0.42	0.43
Net realized and unrealized gain (loss)	0.07	(0.03)	0.40	(0.08)	0.16
Total from investment operations	0.36	0.28	0.77	0.34	0.59
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.35)	(0.41)	(0.42)	(0.40)
Net asset value, end of period	$7.12	$7.05	$7.12	$6.76	$6.84

Total Return, at Net Asset Value[2]	5.24%	4.08%	11.70%	4.88%	9.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,144,325	$1,248,082	$1,325,385	$1,237,668	$1,305,586
Average net assets (in thousands)	$1,148,172	$1,254,247	$1,282,545	$1,306,597	$1,405,201
Ratios to average net assets:[3]
Net investment income	4.15%	4.48%	5.30%	6.04%	6.40%
Expenses excluding specific expenses listed below	0.87%	0.83%	0.82%	0.87%	0.82%
Interest and fees from borrowings	0.13%	0.10%	0.06%	0.09%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.09%	0.06%	0.08%	0.17%
Total expenses	1.03%	1.02%	0.94%	1.04%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.02%	0.94%	1.04%	1.08%[5]
Portfolio turnover rate	20%	25%	16%	9%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.99	$7.07	$6.71	$6.80	$6.60
Income (loss) from investment operations:
Net investment income[1]	0.23	0.26	0.31	0.37	0.37
Net realized and unrealized gain (loss)	0.07	(0.04)	0.41	(0.10)	0.18
Total from investment operations	0.30	0.22	0.72	0.27	0.55
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.30)	(0.36)	(0.36)	(0.35)
Net asset value, end of period	$7.06	$6.99	$7.07	$6.71	$6.80

Total Return, at Net Asset Value[2]	4.49%	3.19%	10.96%	3.98%	8.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$345,676	$380,460	$427,045	$373,089	$374,108
Average net assets (in thousands)	$355,591	$398,492	$401,140	$379,042	$381,177
Ratios to average net assets:[3]
Net investment income	3.38%	3.73%	4.54%	5.30%	5.62%
Expenses excluding specific expenses listed below	1.64%	1.59%	1.57%	1.63%	1.59%
Interest and fees from borrowings	0.13%	0.10%	0.06%	0.09%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.09%	0.06%	0.08%	0.17%
Total expenses	1.80%	1.78%	1.69%	1.80%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.78%	1.69%	1.80%	1.85%[5]
Portfolio turnover rate	20%	25%	16%	9%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

50 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class Y	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$7.03	$7.10	$6.74	$6.82	$6.63
Income (loss) from investment operations:
Net investment income[1]	0.30	0.32	0.38	0.44	0.44
Net realized and unrealized gain (loss)	0.06	(0.03)	0.41	(0.09)	0.16
Total from investment operations	0.36	0.29	0.79	0.35	0.60
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.36)	(0.43)	(0.43)	(0.41)
Net asset value, end of period	$7.09	$7.03	$7.10	$6.74	$6.82

Total Return, at Net Asset Value[2]	5.36%	4.34%	12.00%	5.16%	9.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$428,027	$439,608	$438,950	$276,260	$248,616
Average net assets (in thousands)	$412,019	$398,935	$394,361	$294,301	$245,234
Ratios to average net assets:[3]
Net investment income	4.39%	4.65%	5.51%	6.30%	6.59%
Expenses excluding specific expenses listed below	0.63%	0.59%	0.58%	0.63%	0.58%
Interest and fees from borrowings	0.13%	0.10%	0.06%	0.09%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.09%	0.06%	0.08%	0.17%
Total expenses	0.79%	0.78%	0.70%	0.80%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.78%	0.70%	0.80%	0.84%[5]
Portfolio turnover rate	20%	25%	16%	9%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2018

1. Organization

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

52 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

53 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Net Unrealized
Depreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
$55,080,772	$—	$162,651,535	$154,154,422

1. At period end, the Fund had $162,651,535 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2019	$ 12,340,869
No expiration	150,310,666

Total	$ 162,651,535

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $177,767,456 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$177,489,446	$4,865,939	$172,623,507

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2018	Year Ended July 31, 2017
Distributions paid from:
Exempt-interest dividends	$ 75,836,788	$ 98,613,015
Ordinary income	1,815,896	2,302,829

Total	$ 77,652,684	$ 100,915,844

54 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,105,735,795[1]

Gross unrealized appreciation	$87,928,387
Gross unrealized depreciation	(242,082,809)

Net unrealized depreciation	$ (154,154,422)

1. The Federal tax cost of securities does not include cost of $124,049,195, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

55 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

56 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$103,637,827	$—	$103,637,827
Alaska	—	90,523	40,500	131,023
Arizona	—	47,234,690	341,550	47,576,240
Arkansas	—	—	1,324,950	1,324,950
California	—	218,845,755	—	218,845,755
Colorado	—	44,571,170	350,000	44,921,170
Connecticut	—	7,427,455	—	7,427,455
Delaware	—	4,675,271	—	4,675,271
District of Columbia	—	17,602,148	—	17,602,148
Florida	—	92,770,671	31,249,705	124,020,376
Georgia	—	2,027,093	—	2,027,093
Idaho	—	60,967	—	60,967
Illinois	—	151,337,959	2,829,100	154,167,059
Indiana	—	32,202,985	—	32,202,985
Iowa	—	3,198,561	27,000	3,225,561
Kansas	—	1,725,909	—	1,725,909
Kentucky	—	47,633,086	—	47,633,086
Louisiana	—	49,842,370	—	49,842,370
Maine	—	7,709,000	—	7,709,000

57 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Maryland	$—	$9,989,294	$261,879	$10,251,173
Massachusetts	—	26,964,328	—	26,964,328
Michigan	—	92,061,945	—	92,061,945
Minnesota	—	1,555,483	—	1,555,483
Mississippi	—	11,784,788	—	11,784,788
Missouri	—	18,947,764	4,419,010	23,366,774
Montana	—	—	1,522,300	1,522,300
Nebraska	—	15,212,025	—	15,212,025
Nevada	—	5,690,946	—	5,690,946
New Hampshire	—	24,294,393	—	24,294,393
New Jersey	—	130,915,579	—	130,915,579
New Mexico	—	2,033,567	—	2,033,567
New York	—	171,056,322	—	171,056,322
Ohio	—	101,821,643	—	101,821,643
Oklahoma	—	12,579,726	—	12,579,726
Oregon	—	819,774	—	819,774
Pennsylvania	—	153,167,506	—	153,167,506
Rhode Island	—	1,661,050	—	1,661,050
South Carolina	—	12,022,054	4,144,830	16,166,884
South Dakota	—	1,634,610	—	1,634,610
Tennessee	—	21,499,858	—	21,499,858
Texas	—	68,979,833	—	68,979,833
Utah	—	1,080,597	—	1,080,597
Vermont	—	870,316	—	870,316
Virginia	—	25,588,442	1,732,750	27,321,192
Washington	—	42,784,502	—	42,784,502
West Virginia	—	3,854,276	—	3,854,276
Wisconsin	—	30,110,449	4,120	30,114,569
U.S. Possessions	—	205,804,671	—	205,804,671
Corporate Bonds and Notes	—	—	3,693	3,693

Total Assets	$—	$2,027,379,181	$48,251,387	$2,075,630,568

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

58 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$(197,000)	$197,000
Colorado	(345,350)	345,350
Florida	(22,349,599)	22,349,599
Illinois	(735,267)	735,267
Missouri	(6,561,131)	6,561,131
Virginia	(2,270,392)	2,270,392

Total Assets	$(32,458,739)	$32,458,739

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2017	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$55,500	$—	$(15,000)	$—
Arizona	—	—	144,550	—
Arkansas	1,111,696	15,009	311,222	459
Colorado	—	—	4,650	—
Florida	10,315,827	(151,981)	5,863,387	149,853
Illinois	1,899,734	—	384,099	—
Iowa	37,000	—	(10,000)	—
Maryland	269,136	7,852	(41,244)	37,526
Missouri	—	—	(1,963,681)	20,599
Montana	2,337,901	—	(887,435)	246,827
Ohio	1	4,080	—	—
South Carolina	4,721,787	15,204	(469,707)	2,546
Texas	—	—	—	—
Virginia	1,030,250	(2,566,479)	2,469,982	1,008
Wisconsin	3,780	—	340	—
Corporate Bonds and Notes	1,586	2,126	2,112	—

Total Assets	$21,784,198	$(2,674,189)	$5,793,275	$458,818

a. Included in net investment income.

59 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

			Transfers into Transfers out of		Value as of
	Purchases	Sales	Level 3	Level 3	July 31, 2018
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$—	$—	$40,500
Arizona	—	—	197,000	—	341,550
Arkansas	—	(113,436)	—	—	1,324,950
Colorado	—	—	345,350	—	350,000
Florida	307,578	(7,584,558)	22,349,599	—	31,249,705
Illinois	—	(190,000)	735,267	—	2,829,100
Iowa	—	—	—	—	27,000
Maryland	—	(11,391)	—	—	261,879
Missouri	—	(199,039)	6,561,131	—	4,419,010
Montana	—	(174,993)	—	—	1,522,300
Ohio	1,262	(5,343)	—	—	—
South Carolina	—	(125,000)	—	—	4,144,830
Texas	—	—	—	—	—
Virginia	—	(1,472,403)	2,270,392	—	1,732,750
Wisconsin	—	—	—	—	4,120
Corporate Bonds and Notes	—	(2,131)	—	—	3,693
Total Assets	$308,840	$(9,878,294)	$32,458,739	$—	$48,251,387

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(15,000)
Arizona	144,550
Arkansas	311,222
Colorado	4,650
Florida	4,699,116
Illinois	384,099
Iowa	(10,000)
Maryland	(41,244)
Missouri	(1,963,681)
Montana	(887,435)
South Carolina	(469,707)
Virginia	(493,414)
Wisconsin	340
Corporate Bonds and Notes	2,112
Total Assets	$1,665,608

60 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of July 31, 2018:

	Value as of July 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$40,500	Pricing service	N/A	N/A	N/A (a)
Arizona	341,550	Pricing service	N/A	N/A	N/A (a)
Arkansas	1,324,950	Pricing service	N/A	N/A	N/A (a)
Colorado	350,000	Pricing service	N/A	N/A	N/A (a)
Florida	31,249,705	Pricing service	N/A	N/A	N/A (a)
Illinois	2,829,100	Pricing service	N/A	N/A	N/A (a)
Iowa	27,000	Pricing service	N/A	N/A	N/A (a)
Maryland	261,879	Pricing service	N/A	N/A	N/A (a)
Missouri	4,419,010	Pricing service	N/A	N/A	N/A (a)
Montana	1,522,300	Pricing service	N/A	N/A	N/A (a)
South Carolina	4,144,830	Pricing service	N/A	N/A	N/A (a)
Virginia	1,732,750	Pricing service	N/A	N/A	N/A (a)
Wisconsin	4,120	Pricing service	N/A	N/A	N/A (a)
Corporate Bond and Note	3,693	Pricing service	N/A	N/A	N/A (a)

Total	$48,251,387

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are

61 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase

(or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the

62 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying

63 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

municipal bond and the purchase price of the short-term floating rate securities issued by the

Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $61,760,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $210,445,483 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $126,720,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 3,480,000	FL COP (Dept. of Management Services) Tender Option Bond Series 2015-XF0020 Trust	10.420%	8/1/28	$3,611,231
4,000,000	Greater Orlando, FL Aviation Authority Tender Option Bond Series 2015-XF2019 Trust[3]	12.590	10/1/32	5,049,640
4,250,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0549-1 Trust	7.079	2/15/37	5,459,890
3,750,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0549-2 Trust	7.079	2/15/39	4,787,363
5,000,000	IL Finance Authority (NWMH/MJRH&C/NWMHlth/LFH&FI/NWLFH/DCH/NWMFF/CDHDHS/KS/VWCH/KCHosp/ CDHA/NWMF/RMClinic/CDPG/KPG Obligated Group) Tender Option Bond Series 2015-XF0022 Trust	15.970	8/15/39	5,886,750
9,000,000	IL Regional Transportation Authority Tender Option Bond Series 2018-XF2618 Trust[3]	5.435	6/1/43	9,233,010
5,000,000	Los Angeles, CA Unified School District Tender Option Bond Series 2018-XF2575 Trust	13.977	7/1/42	8,883,600

64 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 10,000,000	MA GO Tender Option Bond Series 2016-XF0530 Trust	7.111%	12/1/35	$13,014,800
3,650,000	MI Hospital Finance Authority Tender Option Bond Series 2015-XF2129 Trust[3]	16.651	12/1/23	3,871,920
5,215,000	NH H&EFA Tender Option Bond Series 2015-XF2144 Trust[3]	19.686	4/1/38	6,435,675
2,500,000	Orange County, FL School Board Tender Option Bond Series 2015-XF2013 Trust[3]	14.023	8/1/34	2,882,550
3,335,000	San Francisco, CA City & County COP Tender Option Bond Series 2015-XF2033 Trust[3]	9.828	10/1/33	3,976,054
10,000,000	WI H&EFA (Ascension Health Credit Group) Tender Option Bond Series 2018-XF2541 Trust	5.446	11/15/34	10,633,000

				$83,725,483

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $126,720,000 or 5.99% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net

65 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,615,924
Sold securities	14,244,688

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$305,981,570
Market Value	$179,276,933
Market Value as % of Net Assets	9.35%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S.

66 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

67 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	28,614,262	$197,436,443	39,432,283	$274,802,226
Dividends and/or
distributions reinvested	5,865,036	40,598,446	7,482,401	52,138,172
Redeemed	(50,725,907)	(350,345,661)	(56,021,371)	(389,448,459)
Net decrease	(16,246,609)	$(112,310,772)	(9,106,687)	$(62,508,061)

Class B
Sold	4,087	$27,927	6,084	$41,642
Dividends and/or
distributions reinvested	7,194	49,217	22,279	154,087
Redeemed[1]	(418,049)	(2,867,159)	(479,905)	(3,326,130)
Net decrease	(406,768)	$(2,790,015)	(451,542)	$(3,130,401)

Class C
Sold	6,385,881	$43,627,744	9,625,779	$65,802,250
Dividends and/or
distributions reinvested	1,458,898	10,011,281	1,899,824	13,132,587
Redeemed	(13,266,158)	(90,696,535)	(17,557,783)	(120,267,124)
Net decrease	(5,421,379)	$(37,057,510)	(6,032,180)	$(41,332,287)

Class Y
Sold	20,243,125	$139,712,619	34,278,214	$238,499,944
Dividends and/or
distributions reinvested	2,131,822	14,709,224	2,374,263	16,508,726
Redeemed	(24,589,872)	(168,530,215)	(35,929,400)	(248,193,039)
Net increase (decrease)	(2,214,925)	$(14,108,372)	723,077	$6,815,631

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$422,126,909	$597,996,235

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

68 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

69 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	10,732
Accumulated Liability as of July 31, 2018	92,549

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to

70 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor[1]	Distributor
July 31, 2018	$69,662	$33,856	$2,752	$24,804

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

71 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.1405% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.1405%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$ 32,580,274
Average Daily Interest Rate	1.662%
Fees Paid	$ 1,394,062
Interest Paid	$ 533,465

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic

72 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each

Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$605,693

73 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Rochester AMT-Free Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”), including the statement of investments, as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

September 27, 2018

74 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 97.66% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

75 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

76 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held.

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 48 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

77 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

78 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

79       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

80    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

81 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

82 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

83 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

84 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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87 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0310.001.0718 September 27, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $55,600 in fiscal 2018 and $54,600 in fiscal 2017.

(b) Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,700 in fiscal 2018 and $4,050 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services

(c) Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $533,392 in fiscal 2018 and $710,577 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $879,453 in fiscal 2018 and $1,035,402 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/21/2018